UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2015

AIMMUNE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37519	45-2748244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8000 Marina Blvd, Suite 300
Brisbane, CA 94005
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 614-5220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

On November 11, 2015, Aimmune Therapeutics, Inc. (“Aimmune” or the “Company”) issued a press release reporting positive findings for its ARC002 Follow-On Phase 2 Study of AR101 for Treatment of Peanut Allergy. The Company also announced that it intends to release full ARC002 data at the 2016 American Academy of Allergy, Asthma & Immunology (AAAAI) Annual Meeting in March 2016.  The full text of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

 Item 9.01Financial Statements and Exhibits.

Reference is made to the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIMMUNE THERAPEUTICS, INC.
Date: November 11, 2015	By:	/s/ Warren L. DeSouza
Warren L. DeSouza
Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 11, 2015.